PROSPECTUS SUPPLEMENT RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK and its Reliastar Life Insurance Company of New York Variable Annuity Funds M, P, Q

This supplement updates and amends certain information contained in your prospectus. Please read it carefully and keep it with your product prospectus for future reference.

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Information about the ING FMRSM Large Cap Growth Portfolio is amended as follows:

Effective January 31, 2008, the ING FMRSM Large Cap Growth Portfolio will be renamed ING Van Kampen Large Cap Growth Portfolio and Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) will replace Fidelity Management & Research Co. as subadviser. Accordingly, all references to ING FMRSM Large Cap Growth Portfolio are to be replaced with ING Van Kampen Large Cap Growth Portfolio and the prospectus is to be revised to reflect the new subadvisory arrangement.

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